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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 9, 2002

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)
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
                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)
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                    90 Linden Oaks, Rochester, New York 14625
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------








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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.

          None

     (b)  Pro-Forma Financial Information.

          None

     (c)  Exhibits

          Exhibit No.                 Description
          -----------                 ------------

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
             99.1        Press  release of Pro-Fac  Cooperative,  Inc.  dated July 9,
                         2002  related  to  delay  in  fourth  quarter  dividend  and adjustment  of the  expected  amount  of  non-cash  goodwill impairment charge
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Item 9. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 which is incorporated herein by reference, is a press release issued by Pro-Fac Cooperative, Inc. ("Pro-Fac") announcing a delay in payment of fourth quarter dividends and its current expectations regarding the amount of the non-cash goodwill impairment charge to be recorded by both
Pro-Fac and Agrilink Foods, Inc., a wholly owned subsidiary of Pro-Fac.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities
Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         PRO-FAC COOPERATIVE, INC.



Date:    July 9, 2002                    By:   /s/ Earl L. Powers
                                               --------------------------------
                                               Earl L. Powers,
                                               Treasurer
                                               (Principal Financial Officer and
                                               Principal Accounting Officer)


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                                INDEX TO EXHIBITS


          Exhibit No.                 Description
          -----------                 ------------

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
             99.1        Press  release of Pro-Fac  Cooperative,  Inc.  dated July 9,
                         2002  related  to  delay  in  fourth  quarter  dividend  and adjustment  of the  expected  amount  of  non-cash  goodwill impairment charge